UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2021, Ampio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”) pursuant to which the Placement Agent is serving as the placement agent for the Company, on a “reasonable best efforts” basis, in connection with the registered direct offering (the “Offering”) of 25,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), and warrants to purchase up to 15,000,000 shares of the Company’s common stock, at an exercise price of $1.10 per share (the “Warrants” and, together with the “Shares,” the “Securities”). The Warrants have a term of five years and are immediately exercisable. Under the Placement Agent Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7% of the gross proceeds of the Offering. The Placement Agent Agreement contains customary representations, warranties and indemnification by the Company and provides for the reimbursement by the Company of up to $75,000 in expenses incurred by the Placement Agent in connection with the Offering.

On December 13, 2021, the Company entered into a securities purchase agreement with certain investors (the “Securities Purchase Agreement”) for the sale of the Securities at a combined purchase price of $0.90 per Share and related .60 of a Warrant, for aggregate gross proceeds of $22.5 million, before deducting fees payable to the Placement Agent and other estimated offering expenses payable by the Company. The Company currently intends to use the net proceeds of the Offering for working capital, including the conduct of clinical trials, and other general corporate purposes.  The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification and other obligations of the parties and termination provisions.

Pursuant to the Securities Purchase Agreement, the Company agreed that, subject to certain exceptions, for 90 days after the closing of the Offering, it will not issue, enter into an agreement to issue or announce the issuance or proposed issuance of shares of its common stock or any other securities convertible into, or exercisable or exchangeable for, shares of its common stock or file any registration statement or any amendment or supplement thereto relating to the offering of any shares of capital stock or any securities convertible into or exercisable or exchangeable for shares of capital stock. In addition, the Company may not enter into a variable rate transaction (as defined in the Securities Purchase Agreement) or an at-the-market (“ATM”) offering for 150 days after the closing of the Offering, including pursuant to the Company’s existing ATM equity offering program.

The Offering is being made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-237723), which was filed with the Securities and Exchange Commission (the “Commission”) on April 16, 2020, as amended on April 30, 2020, and declared effective by the Commission on May 6, 2020. The Offering is expected to close on or about December 15, 2021, subject to the satisfaction of customary closing conditions.

The representations, warranties and covenants contained in the Placement Agent Agreement and the Securities Purchase Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Placement Agent Agreement and the Securities Purchase Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Offering, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

The foregoing descriptions of the Placement Agent Agreement, the Securities Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Placement

Agent Agreement, form of Securities Purchase Agreement and the form of Warrant, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1 hereto, respectively, and are incorporated herein by reference.

A copy of the opinion of Paul Hastings LLP, counsel to the Company relating to the validity of the Shares, the Warrants and the shares issuable upon exercise of the Warrants to be issued in the Offering is filed with this Current Report on Form 8-K as Exhibit 5.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, market conditions, and other risks detailed from time to time in the Company’s periodic reports and other filings with the Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 8.01.  Other Events.

On December 13, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant.
5.1	Opinion of Paul Hastings LLP
10.1	Placement Agent Agreement, dated December 13, 2021, by and between Ampio Pharmaceuticals, Inc. and A.G.P./Alliance Global Partners
10.2	Form of Securities Purchase Agreement
99.1	Press release, dated December 13, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: December 14, 2021	By:	/s/ Daniel G. Stokely
Name: Daniel G. Stokely
Title: Chief Financial Officer and Secretary